September 26, 2012

1975 Babcock, LLC

1975 Babcock Road, LLC

4040 Broadway, Suite 525

San Antonio, Texas 78209

Attention: John Roberts

Re:	Eos Petro, Inc.

Dear Mr. Roberts:

Reference is made to the agreements listed in Exhibit A. Capitalized terms have the meanings set forth in Exhibit A. The Babcock Agreements are hereby amended as follows:

1.	The maturity date in the Loan Agreement is October 15, 2012;
2.	On the maturity date, in addition to the repayment of principal, Eos shall pay Babcock Lender interest of $5,000 plus a $25,000 lease termination fee;
3.	The share and warrant amounts are increased to 20,000 shares of common stock and 20,000 warrants;
4.	Babcock Lender and Eos will sign the Joinder Agreement attached as Exhibit B; and
5.	If Eos repays Babcock Lender in full by the maturity date, including the payment of interest and lease termination fee as set forth above, the Lease Agreement and Lease Guaranty shall be void ab initio and the Parties shall not have any further obligations or rights thereunder.

Please acknowledge your agreement to, and acceptance of, the foregoing amendments by signing this Letter Agreement below. Please return a signed copy to the undersigned, it being agreed that this Letter Agreement may be executed in counterparts and signatures received by electronic transmission shall have the same effect as original signatures.

Sincerely,

NIKOLAS KONSTANT, signing in his individual capacity and as the Chairman of the Board of Directors of Eos Petro, Inc., a Delaware corporation

/s/ Nikolas Konstant

ACKNOWLEDGED AND AGREED TO BY:

1975 BABCOCK, LLC,		1975 BABCOCK ROAD, LLC,
a Texas limited liability company		a Texas limited liability company

By:	/s/ John Roberts	By:	/s/ John Roberts
Name:	John Roberts	Name:
Title:		Title:

EXHIBIT A

DEFINITIONS

The following definitions apply to the capitalized terms set forth in the Letter Agreement dated September 26, 2012 (the “Letter Agreement”) between Eos Petro, Inc. (“Eos”), 1975 Babcock, LLC (“Babcock Lender”), 1975 Babcock Road, LLC (“Babcock Landlord”) and Nikolas Konstant.

1. “Babcock Agreements” shall mean the following agreements, all dated August 2, 2012:

1.	Loan Agreement and Secured Promissory Note (the “Loan Agreement”) between Eos and Babcock Lender;

2.	Leasehold Mortgage, Assignment, Security Agreement and Fixture Filing (the “Security Agreement”) between Eos and Babcock Lender;

3.	Consent, Subordination and Intercreditor Agreement (the “Subordination Agreement”) between Eos, Vatsala Sharma (“Sharma”) and Babcock Lender;

4.	Personal Guaranty Agreement between Nikolas Konstant, Eos and Babcock Lender;

5.	Lease Agreement (the “Lease Agreement”) between Eos and Babcock Landlord; and

6.	Lease Guaranty (the “Lease Guaranty”) between Nikolas Konstant and Babcock Landlord.

2. “Parties” shall mean the following parties:

1.	Eos;

2.	Nikolas Konstant;

3.	Babcock Lender; and

4.	Babcock Landlord.

3. “Rollins” shall mean Vicki Rollins, a lender who made a loan to Eos on June 18, 2012.

4. “Joinder Agreement” shall mean the Joinder Agreement between Eos, Babcock Lender, Sharma and Rollins attached as Exhibit B.

EXHIBIT B

JOINDER AGREEMENT

This Joinder Agreement confirms the understanding of Eos Petro, Inc. (“Eos”), 1975 Babcock, LLC (“Babcock”), Vatsala Sharma (“Sharma”) and Vicki Rollins (“Rollins”) as follows:

(i) Rollins is hereby made a party to that certain Consent, Subordination and Intercreditor Agreement, dated August 2, 2012, (the “Subordination Agreement”) between Eos, Babcock and Sharma;

(ii) where necessary and applicable, the Subordination Agreement shall be read to include and reference Rollins in the same manner as Sharma, such that Rollins shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Subordination Agreement in the same manner as Sharma;

(iii) Rollins agrees that her existing loan to Eos and her security interest in its assets shall be subordinated to Babcock’s loan (made pursuant to that certain Loan Agreement and Secured Promissory Note, dated August 2, 2012), and Babcock’s related security interest in Eos’ assets;

(iv) Rollins and Sharma agree that they will share a subordinated, second priority security interest in Eos’ assets (i.e. they will stand in the same position in terms of priority of their loans and security interests);

(v) Rollins agrees to be fully bound by, and subject to, all of the other covenants, terms and conditions of the Subordination Agreement; and

(vi) this Joinder Agreement may be executed in counterparts and signatures received by electronic transmission shall have the same effect as original signatures.

IN WITNESS WHEREOF, the parties hereto have executed this Joinder Agreement as of September 26, 2012.

Vicki Rollins, an individual	Vatsala Sharma, an individual

1975 BABCOCK, LLC,	EOS PETRO, INC.,
a Texas limited liability company	a Delaware corporation

By:	By:
Name:	Name:
Title:	Title:

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